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                                                                   EXHIBIT 10.21


             SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     This Agreement dated as of June 9, 1999 is entered into by and among Network Management Services, Inc., a Minnesota corporation (the "Company"), Mark Tierney, Michael Bingham and Barbara Seykora (the "Founders") and the entities and persons set forth under the heading "Purchasers" on Exhibit A to this Agreement (the "Purchasers").

     WHEREAS, the Company and the Purchasers have entered into an Amended and Restated Series C Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

     WHEREAS, the Company, the Founders and certain of the Purchasers have previously executed an Investors' Rights Agreement dated March 19, 1996 and an Amended and Restated Investors' Rights Agreement dated as of May 3, 1999 (the "Investors' Rights Agreement"); and

     WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933, certain rights of first refusal with respect to future issuances of stock, and to amend and restate the Investors' Rights Agreement in its entirety;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1. Registration Rights.

          1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

               "Common Stock" means the common stock, $.01 par value per share, of the Company.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such act, as they each may, from time to time, be in effect.

               "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).
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               "Registration Expenses" means the expenses described in Section
          1.5.

               "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Purchasers pursuant to Section 2 of this Agreement and (iii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) upon any sale in any manner to a person or entity which, by virtue of Section 3 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

               "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such act, as they each may, from time to time, be in effect.

               "Shares" means shares of Series A Convertible Preferred Stock, $0.01 par value per share (the "Series A Preferred Stock"), Series B Convertible Preferred Stock, $0.01 par value per share (the "Series B Preferred Stock") and Series C Convertible Preferred Stock, $0.01 par value per share (the "Series C Preferred Stock") of the Company.

               "Stockholders" means the Purchasers and any persons or entities to whom the rights granted under this Agreement are transferred by any Purchasers, their successors or assigns pursuant to Section 3 hereof.

          1.2 Required Registrations.

          (a) At any time after the earlier of April 30, 2002 or six months after the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, a Stockholder or Stockholders holding in the aggregate at least 30% of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders having an aggregate offering price of at least $30,000,000 (based on the then current market price or fair value). If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all of the other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 20 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such

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     Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

          (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $10,000,000 (based on the then current public market price). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 20 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register.

          (c) The Company shall not be required to effect more than three registrations pursuant to paragraph (a) above.

          (d) If at the time of any request to register Registrable Shares pursuant to this Section 1.2, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 1.3 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two-year period.

          1.3 Incidental Registration.

          (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 1.2) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a

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     Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 1.3 without obligation to any Stockholder.

          (b) In connection with any registration under this Section 1.3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, provided terms of the underwriting are consistent with this Agreement. If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided that (i) in no event shall the number of Registrable Shares included in the offering (other than the initial public offering of Common Stock) be reduced below 30% of the total number of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto) included in the offering, and (ii) no persons or entities other than the Company, the Stockholders and persons or entities holding registration rights granted in accordance with Section 1.10 hereof shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

          1.4 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

               (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

               (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has

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          completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

               (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

               (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

          If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

          1.5 Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, on a one time only basis, that if a registration under Section 1.2 is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 1.2, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 1.5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

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          1.6 Indemnification and Contribution.

               (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

               (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement;

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               (c) Each party entitled to indemnification under this Section 1.6
          (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section
          1.6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying
          Party.

               (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either
          (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 1.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section
          1.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 1.6; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (i) no such holder will be required to contribute any amount in excess of the net proceeds to it of all the Registrable Shares sold by it pursuant to such Registration Statement, (ii) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

          1.7 Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 1.2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer

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     of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

          1.8 Information by Holder. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

          1.9 "Stand-Off" Agreement. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a period of 180 days following the effective date of such Registration Statement; provided, that:

               (a) such agreement shall only apply to the Registration Statement covering the Company's initial public offering of Common Stock in an underwritten offering; and

               (b) all officers and directors of the Company shall enter into similar agreements.

          1.10 Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Stockholders holding at least 80% of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to (i) include securities of the Company in any Registration Statement, unless under the terms of such agreement, such holder or prospective holder includes such securities in a registration statement in which the registration rights of such holder or prospective holder are subordinate to the holders of Registrable Shares, or (ii) make a demand registration which could result in such registration statement being declared effective prior to May 3, 2005.

          1.11 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement,
     (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

               (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

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               (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

               (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

          1.12 Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 1.12 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

          1.13 Termination. All of the Company's obligations to register Registrable Shares under this Agreement shall terminate seven years after the closing of the Company's initial public offering of Common Stock pursuant to a Registration Statement, or as to any Purchaser, when all of the Registrable Shares of such Purchaser may be sold under Rule 144 in any three month period.

     2. Right of First Refusal

          (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange,
     (i) any shares of its Common Stock, (ii) any other equity securities of the Company, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Section 2. The Company shall deliver to each Purchaser, who then holds shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock (or shares of Common Stock into which such shares have been converted) that had an aggregate purchase price of $500,000 or more ("Qualifying Purchaser") and each Founder a written notice of any proposed or intended

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     issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, and (iii) offer to issue and sell to or exchange with such Qualifying Purchaser or Founder (A) such portion of the Offered Securities as the aggregate number of shares of Common Stock issuable upon conversion of Shares then held by such Qualifying Purchaser or Common Stock then held by such Founder, plus any shares of Common Stock issued upon conversion of Shares held by such Qualifying Purchaser or Common Stock then held by such Founder, bears to the total number of shares of Common Stock issuable upon conversion of Shares then held by all Purchasers and Common Stock then held by all Founders plus any outstanding shares of Common Stock issued upon conversion of Shares held by the Purchasers and Common Stock then held by all Founders (the "Basic Amount"), and (B) any additional portion of the Offered Securities as such Qualifying Purchaser or Founder shall indicate it will purchase or acquire should the other Qualifying Purchasers and Founders subscribe for less than their Basic Amounts (the
     "Undersubscription Amount"). For purposes of this Section 2, (x) JMI Equity Fund III, L.P. and JMI Equity Side Fund, L.P. shall be deemed to be one Qualifying Purchaser which owns all the Shares owned by JMI Equity Fund
     III, L.P. and JMI Equity Side Fund, L.P., (y) any Offered Securities purchasable by such Qualifying Purchaser may be purchased by JMI Equity
     Fund III, L.P., JMI Equity Side Fund, L.P. or any combination thereof; and
     (z) and all notices to be delivered to such Qualifying Purchaser shall be delivered to JMI Equity Fund III, L.P. Each Qualifying Purchaser or Founder shall have the right, for a period of 30 days following delivery of the Offer, to purchase or acquire, at a price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its term shall remain open and irrevocable for such 30-day period.

          (b) To accept an Offer, in whole or in part, a Qualifying Purchaser or Founder must deliver a written notice to the Company prior to the end of the 30-day period of the Offer, setting forth the portion of the Qualifying Purchaser's or Founder's Basic Amount that such Qualifying Purchaser or Founder elects to purchase and, if such Qualifying Purchaser or Founder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Qualifying Purchaser or Founder elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Qualifying Purchasers and Founders are less than the total Offered Securities, then each Qualifying Purchaser or Founder who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, all Undersubscription Amounts it has subscribed for; provided, however that should the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Qualifying Purchaser or Founder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Qualifying Purchaser or Founder bears to the total Undersubscription Amounts subscribed for by all Purchasers and Founder, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

          (c) In the event that Notices of Acceptance are not given by the Qualifying Purchasers or Founders in respect of all the Offered Securities, the Company shall have 90 days from the expiration of the period set forth in Section 1(a) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Qualifying Purchasers or Founders (the "Refused Securities"), but only upon terms and conditions which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

          (d) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 2.1(c) above), then each Qualifying Purchaser or Founder may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Qualifying Purchaser or Founder elected to purchase pursuant to Section 2.1(b) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Qualifying Purchasers or Founders pursuant to Section 2.1(b) above prior to such reduction) and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that any Qualifying Purchaser or Founder so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such Securities have again been offered to the Qualifying Purchasers or Founders in accordance with Section 2.1(a) above.

          (e) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Qualifying Purchasers or Founders shall acquire from the Company, and the Company shall issue to the Qualifying Purchasers or Founders, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to
     Section 2.1(d) above if the Qualifying Purchasers or Founders have so elected, upon the terms and conditions specified in the Offer. The purchase by the Qualifying Purchasers or Founders of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Qualifying Purchasers or Founders of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Qualifying Purchasers or Founders and their respective counsel.

          (f) Any Offered Securities not acquired by the Qualifying Purchasers or Founders or other persons in accordance with Section 2.1(c) above may not be issued, sold or exchanged until they are again offered to the Qualifying Purchasers or Founders under the procedures specified in this Agreement.

          (g) The rights of the Qualifying Purchasers or Founders under this Agreement shall not apply to:

               (1) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock,

               (2) the issuance of shares of Common Stock upon conversion of outstanding shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock,

               (3) shares of Common Stock, or options exercisable therefor, including options outstanding on the date of this Agreement (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date of this Agreement) issuable to officers, directors, consultants and employees of the Company and any subsidiary pursuant to any plan, agreement or arrangement approved by a vote of not less than a majority of the Board of Directors of the Company including the unanimous vote of the members of the Board of Directors nominated solely by the holders of the Shares,

               (4) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity,

               (5) shares of Common Stock sold by the Company in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, or

               (6) shares of Common stock issued upon exercise of any warrants or options that are issued and outstanding as of the date of this Agreement.

          2.2 Termination of Agreement. The Right of First Refusal in this
     Section 2 shall terminate upon the earliest of the following events:

               (a) The sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise; or

               (b) The closing of the Company's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act resulting in at least $30,000,000 of gross proceeds to the Company and a market capitalization of at least $120,000,000; or

               (c) With respect to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, respectively, upon less than fifteen percent of such authorized class being outstanding.

     3. Transfers of Rights. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to any person or entity to which Shares are transferred by such Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company.

     4. Investor Rights Agreement Superseded. This Agreement shall supersede the terms of the Investor Rights Agreement, which is hereby terminated. By executing this Agreement, each party waives any rights it may have or be deemed to have under Section 2 of the Investor Rights Agreement with respect to the issuance of the Series C Preferred Stock of the Company or any shares issuable upon the conversion thereof.

     5. Amendment to the Investor Rights Agreement. The Investor Rights Agreement is hereby amended and restated on the terms and conditions contained in this Agreement to read in its entirety as provided herein.

     6. General.

          (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

          If to the Company, at 5500 Wayzata Boulevard, Minneapolis, Minnesota 55416, Attention: President, with a copy to Ken Cutler, Esq., Dorsey & Whitney LLP, 220 South 6th Street, Minneapolis, Minnesota 55402,

          If to a Founder, at his or her address set forth under his or her name on the signature page attached hereto.

          If to a Purchaser, at his or its address set forth on Exhibit A, with a copy to Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110, Attention: Rufus C. King, Esq. and Mark H. Burnett, Esq.

     or, in any such case at such other address or addresses as shall have been furnished in writing by such party to the others.

          (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 80% of the then outstanding Shares (including shares issued upon conversion thereof); provided, that this Agreement may be amended with the consent of the holders of less than all Shares only in a manner which affects all Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed the Investors' Rights Agreement as of the date first written above.

                                      COMPANY:
                                      --------

                                      NETWORK MANAGEMENT SERVICES, INC.


                                      By: /s/ John Davis
                                          ------------------------------------
                                          Name:  John Davis
                                          Title: Chief Executive Officer

                                      PURCHASERS:
                                      -----------

                                      CB HEALTHCARE FUND, L.P.

                                      By: CB Health Ventures, L.L.C.


                                      By: /s/ Frederick Blume
                                          ------------------------------------
                                          Name:  Frederick Blume
                                          Title: Manager


                                      NORTH BRIDGE VENTURE PARTNERS, L.P.

                                      By: North Bridge Venture Management, L.P.,
                                          its General Partner


                                      By: /s/ Edward T. Anderson
                                          ------------------------------------
                                          Name:  Edward T. Anderson
                                          Title: General Partner


                                      NEW ENTERPRISE ASSOCIATES VI,
                                      LIMITED PARTNERSHIP

                                      By: NEA Partners VI, Limited Partnership
                                          its General Partner


                                      By: /s/ John M. Nehra
                                          ------------------------------------
                                          Name:  John M. Nehra
                                          Title: General Partner

                                       TRELLIS HEALTH VENTURES L.P.

                                       By: THV Management LLC
                                           its General Partner


                                       By: /s/ Paul Felton
                                           ------------------------------------
                                           Name:  Paul Felton
                                           Title: Manager

                                       JMI EQUITY FUND III, L.P.

                                       By: JMI Associates III, LLC
                                           Its General Partner

                                       By: /s/ Paul V. Barber
                                           ------------------------------------
                                           Paul V. Barber
                                           Managing Member

                                       JMI EQUITY SIDE FUND, L.P.

                                       By: JMI Side Associates, L.L.C.
                                           Its General Partner


                                       By: /s/ Paul V. Barber
                                           ------------------------------------
                                           Paul V. Barber
                                           Managing Member


                                       FOUNDERS:
                                       ---------


                                       /s/ Mark Tierney
                                       ----------------------------------------
                                       Mark Tierney

                                       Address: 1787 Dupont Ave. So.
                                                Minneapolis, MN  55403


                                       /s/ Michael Bingham
                                       ----------------------------------------
                                       Michael Bingham

                                       Address: 4827 Thomas Ave. S.
                                                Minneapolis, MN  55410

                                       /s/ Barbara Seykora
                                       ----------------------------------------
                                       Barbara Seykora

                                       Address: 3408 134 St. W.
                                                Burnsville, MN  55337